                                 FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


     THIS FIRST AMENDMENT (this "FIRST AMENDMENT") is made as of November 24, 2004, by and among Narrowstep Limited (registered number 4412126) (the "SUBSIDIARY"), Narrowstep Inc., a Delaware corporation (the "COMPANY"), and Jason Jack, an individual residing at 20822 Farnsworth Lane, Huntington Beach, CA 92646 (the "EMPLOYEE"), to amend, supplement and clarify certain provisions of the Agreement dated October 1, 2002 between the Subsidiary and the Employee regarding the terms of the Employee's employment with the Subsidiary (the "EMPLOYMENT AGREEMENT"). Capitalized terms not defined herein have the meanings set forth in the Employment Agreement.

                          W I T N E S S E T H T H A T:

     WHEREAS, the Subsidiary and the Employee entered into the Employment Agreement; and

     WHEREAS, the parties hereto desire to add the Company as a party to the Employment Agreement and to clarify and amend certain provisions of the Employment Agreement; and

     WHEREAS, the Employee has agreed to such clarifications and amendments and is willing to provide the services under the Employment Agreement as amended hereby.

     NOW, THEREFORE, in consideration of the foregoing and the mutual premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   CLARIFICATION AND AMENDMENT OF SCHEDULE 1.

          A. Schedule 1 to the Employment Agreement lists Employee's Remuneration as "(pound)48,000." The parties agree that, in satisfaction and in lieu of such requirement, the Employee's Remuneration shall, commencing on March 1, 2004, be base salary at the annualized rate of (pound)60,000 per year payable in accordance with the customary payroll practices of the Subsidiary, as they may be in effect from time to time.

          B.   Schedule 1 to the Employment Agreement states that:

               "You will be offered 777,252 share options at strike price of 20 cents that represents 5% of the company's equity at 28 February 2003.

               The share options would have the following vesting and vesting restrictions:

               After Year 1: 25%
               After Year 2: 25%

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               After Year 3: 40%
               After Year 4: 10%

               The above options expire on 30th September 2008."

The parties agree that, in satisfaction and in lieu of such requirement, the Employee has been granted prior to the date hereof options for an aggregate of 777,252 shares of the Company's common stock, which options have an exercise price of U.S. $0.20 per share, shall expire on December 31, 2008, and which options shall vest, or have vested, in each case subject to Employee's continuous employment with the Subsidiary through the applicable date, as follows: (i) 194,313 shares vested on January 1, 2004, (ii) 194,313 shares vested on July 1, 2004, (iii) 310,901 shares shall vest on July 1, 2005, and
(iv) 77,725 shall vest on July 1, 2006.

     2. RATIFICATION OF EMPLOYMENT AGREEMENT. Except as expressly amended or modified pursuant to the terms of this First Amendment, the Employment Agreement shall continue in full force and effect. Employee hereby waives any and all rights, whether accrued or contingent, which he may otherwise have had under the Employment Agreement pursuant to provisions thereof which have been modified or superceded by this First Amendment, except, in all cases, as arise as a result of the provisions hereof. The clarifications and amendments to the Employment Agreement contained in this First Amendment shall be considered an integral part of the Employment Agreement.

     3. CHOICE OF LAW. This First Amendment shall be governed and interpreted in accordance with English law.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]


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EXECUTED as a DEED for and on behalf of the Subsidiary by:



                                             /s/ Iolo Jones
                                        ----------------------------------------
                                        Director



                                             /s/ Conrad Nortier
                                        ----------------------------------------
                                        Secretary



EXECUTED as a DEED for and on behalf of the Company by:



                                             /s/ Iolo Jones
                                        ----------------------------------------
                                        Chief Executive Officer



Signed by the said JASON JACK:



                                             /s/ Jason Jack
                                        ----------------------------------------
                                        Jason Jack



In the presence of:



                                            /s/ Sze Fairman
                                        ----------------------------------------
                                        Name:


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